UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2022

NVR, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 Plaza America Drive, Suite 500
Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

(703) 956-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NVR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a)of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2022, NVR, Inc. (“NVR”) issued a press release reporting the following director and executive officer changes. Dwight C. Schar, Chairman of NVR’s Board of Directors, (the “Board”) will be retiring effective May 4, 2022, the end of Mr. Schar’s current term. The Board has in turn approved the nomination of Paul C. Saville, currently President and Chief Executive Officer, to stand for election to the Board at the 2022 Annual Meeting of Shareholders on May 4, 2022. Effective upon election to the Board, Mr. Saville will be appointed Executive Chairman of the Board and will relinquish the President and Chief Executive Officer positions. The Board of Directors has appointed Eugene J. Bredow, currently President of NVR Mortgage, to become President and Chief Executive Officer effective May 4, 2022.

Mr. Schar, age 80, has been Chairman of the Board since September 1993 and is the founder of NVR. From 1993 through 2005, Mr. Schar also served as CEO.

Mr. Saville, age 66, has served as President and Chief Executive Officer of NVR since July 1, 2005 and has been employed by NVR since 1981.

Mr. Bredow, age 52, has been employed by NVR since 2004 and has served as President of NVR Mortgage since April 2019. Mr. Bredow served as Senior Vice President and Chief Administrative Officer from March 2018 through March 2019. Mr. Bredow served as Vice President and Controller from June 2012 and Chief Accounting Officer from February 2016 through February 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press release dated March 24, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

Date: March 24, 2022	By:	/s/ Daniel D. Malzahn
Daniel D. Malzahn
Senior Vice President, Chief Financial Officer and Treasurer